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                                                                    Exhibit 23.1


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report dated January 31, 2000, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-84877, 333-47349, 333-50061, 333-56323, 333-60133, 333-61725, 333-65345, and
333-68267) and Form S-3 (File No. 333-58617).


                                                  Arthur Andersen LLP


Denver, Colorado
March 15, 2000